SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

October 10, 2016

Date of Report (Date of Earliest Event Reported)

MILLER INDUSTRIES, INC.

FLORIDA	1-5926	59-0996356
(State of Incorporation)	(Commission File Number)	(IRS Identification Number)

16295 N.W. 13th Avenue	33169
(Address of Principal Executive Offices)	(Zip Code)

(305) 620-6929
(Registrant's Telephone No.)

The name and address of the registrant has not changed since the date of the last report.

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e.4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On October 10, 2016, Miller Industries, Inc. (the “Company’) appointed Marc Napolitano as the Company’s Vice-President and Secretary.

Marc Napolitano is the Secretary and Treasurer of Harnap Corp., a commercial real estate management company. Marc Napolitano is the son of Angelo Napolitano, the Company’s principal shareholder, president and sole director.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc.

By:	/s/ Angelo Napolitano
Angelo Napolitano, Chief Executive Officer

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